[Exhibit 32.1]


                  CERTIFICATION PURSUANT TO
                        18 U.S.C. 1350,
                    AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of American Sports Development Group, Inc. on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Fairbanks, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



October 14, 2004               /s/ William R. Fairbanks,
                               ----------------------------------
                               William R. Fairbanks,
                               President, Chief Executive Officer